SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 25, 2016

PACCAR Inc

(Exact name of registrant as specified in its charter)

Delaware	001-14817	91-0351110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

777 106th Avenue NE, Bellevue, WA 98004

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (425) 468-7400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 502(f). On April 25, 2016, the Compensation Committee of the Board of Directors approved the Long Term Performance Cash Awards (“LTIP Cash Awards”) for the 2013-2015 cycle under the Long Term Incentive Plan for the Named Executive Officers identified in the Company’s March 16, 2016 proxy statement (“Proxy Statement”). The total compensation for each Named Executive Officer reported in the Summary Compensation Table on page 24 of the Proxy Statement has been recalculated to include the LTIP Cash Awards as follows:

	Non-Equity Incentive Plan
	Compensation
Named Executive Officer	LTIP Cash Award	Total Compensation
R. E. Armstrong	$981,450	$9,583,839
R. J. Christensen	$842,000	$5,366,931
D. D. Sobic	$656,075	$4,182,508
R. A. Bengston	$180,440	$1,926,100
T. K. Quinn	$191,100	$1,656,069
M. C. Pigott	$2,646,880	$5,435,471

Item 5.03. Amendments to Articles of Incorporation or Bylaws

On July 7, 2015, upon the recommendation of the Board’s Nominating and Governance Committee, which is comprised entirely of independent directors, the Board of Directors approved, and recommended for approval by the stockholders, the amendment of the Restated Certificate of Incorporation. On April 26, 2016, the stockholders approved the amendment of the Restated Certificate of Incorporation effective upon filing with the Secretary of State of Delaware. The principal amendment was the following:

Article Ninth was amended to eliminate the classified structure of the Board and institute the annual election of directors upon the expiration of their current terms.

The foregoing summary is qualified by reference to the full text of the Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3(i).

On April 26, 2016, the Board of Directors approved the Fourth Amended and Restated Bylaws effective April 26, 2016. The principal amendments are the following:

Article I was amended to provide for the annual election of Directors upon the expiration of their terms.

Article V was amended to reflect the Executive Chairman’s title.

The foregoing summary is qualified by reference to the full text of the Fourth Amended and Restated Bylaws attached hereto as Exhibit 3(ii).

Item 5.07. Submission of Matters to a Vote of Security Holders

(a) The annual meeting of stockholders was held on April 26, 2016.

(b) Following is a brief description and vote count of all items voted on at the annual meeting:

Item 1.    Election of Directors.

The following persons were elected to serve as Class III directors with a term expiring in 2019:

	Shares Voted	Shares		Broker
Nominee	“For”	Withheld	Abstentions	Nonvotes
A. J. Carnwath	296,496,927	4,661,597	764,406	0
L. Kaufmann	296,517,147	4,783,999	621,784	0
J. M. Pigott	299,680,752	1,709,935	532,243	0
G. M. E. Spierkel	296,632,309	4,653,973	636,648	0

Item No. 2.    Approval of Long-Term Incentive Plan.

Item No. 2 received the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Nonvotes
294,557,665	6,426,428	938,301	536

Item No. 3.    Approval of Senior Executive Yearly Incentive Compensation Plan.

Item No. 3 received the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Nonvotes
296,531,744	4,373,745	1,016,905	536

Item No. 4.    Approval of Amended and Restated Certificate of Incorporation.

Item No. 4 received the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Nonvotes
299,745,063	1,402,360	775,507	0

Item No. 5.     Stockholder Proposal Regarding Supermajority Vote Provisions.

Item No. 5 did not receive the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Nonvotes
148,028,983	152,052,028	1,840,569	1,350

Item No. 6.    Stockholder Proposal Regarding Proxy Access.

Item No. 6 did not receive the affirmative vote of a majority of the shares present and entitled to vote at the meeting.

Shares Voted	Shares Voted		Broker
“For”	“Against”	Abstentions	Nonvotes
135,543,175	164,193,960	2,184,445	1,350

(c) Not applicable.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

The following are furnished as Exhibits to this Report.

Exhibit Number	Description

3(i)	Amended and Restated Certificate of Incorporation

3(ii)	Fourth Amended and Restated Bylaws

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACCAR Inc

Date: April 29, 2016	By:	/s/ D. C. Anderson
D. C. Anderson
Vice President and General Counsel